Exhibit 5.1

March 1, 2019

Primerica, Inc.

1 Primerica Parkway

Duluth, Georgia 30099

Re: Primerica, Inc. Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel to Primerica, Inc., a Delaware corporation (the “Company”), in connection with the registration statement on Form S-3, to be filed on the date hereof by the Company (the “Registration Statement”) with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to the issuance and sale from time to time, pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act (the “Rules and Regulations”), of the following securities by the Company: (i) debt securities of the Company, which may be issued in one or more series (the “Debt Securities”), under an Indenture relating to the Debt Securities (the “Indenture”), proposed to be entered into between the Company and a bank or trust company to be named therein (the “Trustee”), the form of which is filed as an exhibit to the Registration Statement; (ii) shares, par value $0.01 per share, of the Company’s preferred stock, which may be issued in one or more series (the “Preferred Stock”); (iii) shares, par value $0.01 per share, of the Company’s common stock (the “Common Stock”); (iv) fractional shares of the Preferred Stock represented by depositary shares (the “Depositary Shares”) evidenced by depositary receipts (the “Depositary Receipts”), which may be issued pursuant to one or more deposit agreements (each, a “Deposit Agreement”), proposed to be entered into between the Company and a bank or trust company to be named therein (each, a “Depositary”); (v) warrants (the “Warrants”) to purchase Debt Securities, Preferred Stock, Common Stock, Depositary Shares or securities of third parties or other rights, which may be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”), proposed to be entered into between the Company and a warrant agent or agents to be named therein (each, a “Warrant Agent”); (vi) stock purchase contracts (“Stock Purchase Contracts”) obligating holders thereof to purchase from the Company, and the Company to sell to such holders, shares of Common Stock or other securities, which may be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”), proposed to be entered into between the Company and a purchase contract agent or agents to be named therein (each, a “Purchase Contract Agent”); (vii) stock purchase units (the “Stock Purchase Units”), each consisting of a Stock Purchase Contract and either Debt Securities, Preferred Stock or debt obligations of third parties, including United States Treasury securities, securing a holder’s obligation to purchase Common Stock, Preferred Stock or such debt obligations under the Stock Purchase Contracts; and (viii) such indeterminate amount and number of each class or series of the foregoing securities as may be issued upon conversion, exchange, exercise or settlement, as applicable, of any other securities that provide for such conversion, exchange, exercise or settlement (collectively, the “Indeterminate Securities”). The Debt Securities, Preferred Stock, Common Stock, Depositary Shares, Warrants, Stock Purchase Contracts, Stock Purchase Units and Indeterminate Securities are collectively referred to herein as the “Offered Securities.”

This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

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Primerica, Inc.

March 1, 2019

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Registration Statement relating to the Offered Securities and the form of Indenture.  We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinion set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed or photostatic copies, and the authenticity of the originals of such copies.  In making our examination of documents executed or to be executed, we have assumed that the parties thereto (including the Company) have been duly organized and are and will continue to be validly existing and in good standing, and have the requisite legal status and legal capacity under the laws of their respective jurisdictions of incorporation or organization, and had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity, binding effect and enforceability thereof on such parties.  We have also assumed that the Company has complied and will comply with all aspects of the laws of all relevant jurisdictions (including the laws of Delaware) in connection with the transactions contemplated by, and the performance of its obligations with respect to the issuance of, the Offered Securities. We have also assumed that the Debt Securities and the Indenture will be executed and delivered in substantially the form reviewed by us.  We have also assumed that the Indenture, and any supplemental indentures thereto, and each Deposit Agreement, Warrant Agreement, Purchase Contract Agreement and Stock Purchase Unit will be, duly authorized, executed and delivered by the applicable Trustee, Depositary, Warrant Agent or Purchase Contract Agent, as the case may be, and that each Debt Security, Depository Receipt, Warrant, Stock Purchase Contract or Stock Purchase Unit that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of the applicable Trustee, Depositary, Warrant Agent or Purchase Contract Agent, as the case may be.

In addition, we have assumed that the terms of the Offered Securities will have been established so as not to, and that the execution and delivery by the Company of, and the performance of its obligations under the Indenture and each Deposit Agreement, Warrant Agreement, Purchase Contract Agreement and Stock Purchase Unit, will not, violate, conflict with or constitute a default under: (i) the certificate of incorporation or the by-laws of the Company, or any agreement or instrument to which the Company or its assets are subject; (ii) any law, rule or regulation to which the Company or its assets are subject, except that we do not make the assumption set forth in this clause (ii) with respect to Applicable Law (as defined below); (iii) any judicial or regulatory order or decree of any governmental authority; or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. We have also assumed that: (i) prior to the issuance of any Offered Securities, the Company will have duly authorized the issuance and terms of the Offered Securities under Delaware law; (ii) prior to the issuance of any Offered Securities, the Indenture and each Deposit Agreement, Warrant Agreement, Purchase Contract Agreement and Stock Purchase Unit, as applicable, will be duly authorized, executed and delivered by the Company under Delaware law; (iii) the execution and delivery by the Company of the Indenture and each Deposit Agreement, Warrant Agreement, Purchase Contract Agreement and Stock Purchase Unit and the performance by the Company of its obligations thereunder did not and will not violate or conflict with any laws of Delaware; and (iv) the Company has and will have otherwise complied with all aspects of the laws of Delaware in connection with the

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issuance of the Offered Securities as contemplated by the Registration Statement. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

Our opinions set forth herein are limited to: (i) the General Corporation Law of the State of Delaware (the “DGCL”); and (ii) the laws of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement with respect to the offer and sale of the Debt Securities and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Applicable Law”). We do not express any opinion with respect to the law of any jurisdiction other than Applicable Law or as to the effect of the law of any jurisdiction other than Applicable Law on the opinions herein stated. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the Rules and Regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

The opinions set forth below are subject to the following qualifications, further assumptions and limitations: (i) the validity or enforcement of any agreements or instruments may be limited by requirements that a claim with respect to any Offered Debt Securities (as hereinafter defined) denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; and (ii) the validity or enforcement of any agreements or instruments may be limited by governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.

Based upon and subject to the foregoing and the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1.With respect to any series of Debt Securities to be offered by the Company pursuant to the Registration Statement (the “Offered Debt Securities”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors of the Company (the “Board”), including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters; (v) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or the certificate of incorporation or the by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Offered Debt Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities (including any Debt Securities duly issued upon conversion,

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exchange or exercise of any Indeterminate Securities), when issued and sold in accordance with the Indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies and (d) waivers of any usury defense contained in the Indenture or Offered Debt Securities which may be unenforceable (the limitations described in clauses (a), (b) and (c) are referred to herein as the “General Limitations”).

2.With respect to the shares of any series of Preferred Stock to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting shares of Preferred Stock (the “Offered Preferred Shares”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Preferred Shares has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Preferred Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, terms and sale of the Offered Preferred Shares, the consideration to be received therefor and related matters; (v) a Certificate of Designation conforming to the DGCL regarding such series of Preferred Stock has been filed with the Secretary of State of the State of Delaware; (vi) the terms of the Offered Preferred Shares and of their issuance and sale have been duly established in conformity with the terms of the particular series as established by the Board so as not to violate any applicable law or the certificate of incorporation or by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) if the Offered Preferred Shares are to be certificated, certificates in the form required under the DGCL representing the Offered Preferred Shares are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the Offered Preferred Shares (including any shares of Preferred Stock duly issued upon conversion, exchange or exercise of any Indeterminate Securities), when issued or sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be legally issued, fully paid and nonassessable.

3.With respect to any shares of Common Stock to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting shares of Common Stock (the “Offered Common Shares”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Common Shares has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Common Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance of the Offered Common

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March 1, 2019

Shares, the consideration to be received therefor and related matters; (v) the terms of the issuance and sale of the Offered Common Shares have been duly established in conformity with the certificate of incorporation and by-laws of the Company so as not to violate any applicable law or the certificate of incorporation or by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) if the Offered Common Shares are to be certificated, certificates in the form required under the DGCL representing the Offered Common Shares are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the Offered Common Shares (including any shares of Common Stock duly issued upon conversion, exchange or exercise of any Indeterminate Securities), when issued and sold in accordance with the applicable underwriting agreement with respect to the Offered Common Shares, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be legally issued, fully paid and nonassessable.

4.With respect to any Depositary Shares to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Depositary Shares (the “Offered Depositary Shares”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Depositary Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including an appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and related matters; (v) a Certificate of Designation conforming to the DGCL regarding the shares of Preferred Stock relating to the Offered Depositary Shares has been filed with the Secretary of State of the State of Delaware; (vi) the terms of the Offered Depositary Shares and related Depositary Receipts and of their issuance and sale have been duly established in conformity with the applicable Deposit Agreement so as not to violate any applicable law, or the certificate of incorporation or by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or the applicable Depositary; (vii) the shares of Preferred Stock relating to such Offered Depositary Shares have been duly authorized for issuance and have been duly issued and paid for in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto; (viii) the applicable Deposit Agreement has been duly authorized, executed and delivered by each party thereto, and (ix) the Offered Depositary Shares and the related Depositary Receipts evidencing the Offered Depositary Shares have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Deposit Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, and the Offered Depositary Shares and related shares of Preferred Stock have been delivered to the Depositary for deposit in accordance with the applicable Deposit Agreement, such Depositary Receipts will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, and the Offered Depositary Shares (including any Depositary Shares duly issued upon conversion, exchange or exercise of any Indeterminate Securities), when issued and sold or otherwise distributed in accordance with the applicable Deposit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement,

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will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the General Limitations.

5.With respect to any series of Warrants offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Warrants (the “Offered Warrants”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Warrants are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Warrants, the applicable Warrant Agreement, and the Offered Securities of the Company into which the Offered Warrants are exercisable, the consideration to be received therefor and related matters; (v) a Warrant Agreement relating to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law or the certificate of incorporation or the by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Warrant Agent; and (vii) the Offered Warrants have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Warrant Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Warrants (including any Warrants duly issued upon conversion, exchange or exercise of any Indeterminate Securities), when issued and sold in accordance with the applicable Warrant Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the General Limitations.

6.With respect to any Stock Purchase Contracts to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Stock Purchase Contracts (the “Offered Stock Purchase Contracts”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Stock Purchase Contracts are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including an appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Contracts and related matters; (v) a Purchase Contract Agreement relating to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Stock Purchase Contracts and of the issuance and sale thereof have been duly established in conformity with the applicable Purchase

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Contract Agreement so as not to violate any applicable law, or the certificate of incorporation or by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or the applicable Purchase Contract Agent; (vii) the securities relating to such Offered Stock Purchase Contracts have been duly authorized for issuance by such issuer; and (viii) the applicable Offered Stock Purchase Contracts have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Purchase Contract Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Stock Purchase Contracts, when issued and sold or otherwise distributed in accordance with the applicable Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the General Limitations.

7.With respect to any Stock Purchase Units to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Stock Purchase Units (the “Offered Stock Purchase Units”), when: (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable Rules and Regulations; (iii) if the Offered Stock Purchase Units are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board, including an appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Units and related matters; (v) the terms of the Offered Stock Purchase Units and the related Offered Stock Purchase Contracts and their issuance and sale have been duly established, in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, or the certificate of incorporation or by-laws of the Company, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or the applicable Purchase Contract Agent; (vi) any Stock Purchase Contracts and Debt Securities, Preferred Stock or debt obligations of third parties, including United States Treasury securities, or other securities (or any combination of the foregoing) included in such Offered Stock Purchase Units have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; (vii) the securities relating to such Offered Stock Purchase Units have been duly authorized for issuance by such issuer and have been duly issued and paid for in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto; and (viii) the applicable Offered Stock Purchase Units have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Purchase Contract Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Stock Purchase Units, when issued and sold or otherwise distributed in accordance with the applicable Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company

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in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the General Limitations.

Our conclusions are limited to the matters expressly set forth as our “opinion” herein, and no opinion is implied or is to be inferred beyond the matters expressly so stated.  Such opinion is given as of the date hereof, and we expressly decline any undertaking to revise or update such opinion subsequent to the date hereof or to advise you of any matter arising subsequent to the date hereof that would cause us to modify, in whole or in part, such opinion.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations.

Very truly yours,

/s/ Rogers & Hardin LLP

Rogers & Hardin LLP